LIBERTY
ALL*STAR
GROWTH FUND,INC.

ANNUAL REPORT
1995

LIBERTY ALL*STAR GROWTH FUND, INC.
*****************************************************************************
                                         INVESTMENT SUMMARY
                         ====================================================
                                   For the Year Ended December 31,
                         ----------------------------------------------------
                         1995       1994       1993       1992        1991
                         ------    -------    -------    -------   ---------
Net Assets (000)       $119,575   $112,833   $125,017   $122,851     $125,330
Shares Outstanding
  (000)                  11,339     11,339     11,861     11,956       12,053
Net Asset Value Per
  Share (NAV)          $  10.55   $   9.95   $  10.54   $  10.28     $  10.40
Dividends Paid         $  0.758   $  0.578   $  0.480   $  0.439     $  0.656
Market Price Per
  Share                $   9.38   $   8.50   $  10.25   $  10.00     $  10.00
Premium/(Discount)
   From NAV               -11.1%     -14.6%      -2.8%      -2.7%        -3.9%
Shareholders of
  Record                  4,631      5,291      5,706      6,231        6,585
Market Price Range
  (NYSE, Symbol ASG)
    High                     10     10-1/2     10-3/4     10-1/8       10-5/8
    Low                   8-3/8      8-1/4      9-5/8      9-1/2        9-5/8

In 1995 Liberty ALL-STAR Growth Fund, Inc. (ALL-STAR Growth or the Fund) paid out $8,589,340 in dividends to shareholders. Details of the distributions can be found on page 28.

Net Asset Value per share as of December 31, 1995 was calculated after payment of $.76 per share in dividends. While the Fund counts 4,631 shareholders of record on December 31, 1995, total Fund shareholders number approximately 15,000. Numerous Fund shares are held in "Street Name" by brokerage firms, banks and trust companies for their client accounts.
*****************************************************************************

Dividend Reinvestment:

Through its Automatic Dividend Reinvestment and Cash Purchase Plan (the
Plan), ALL-STAR Growth offers shareholders the opportunity to reinvest distributions in additional shares of the Fund. Each registered shareholder is considered a participant in the Plan, unless the shareholder elects otherwise. The Plan provides a way to acquire additional shares of the Fund. See the Notice of Amendment to the Plan and terms and conditions of the Plan as to be amended effective June 30, 1996 appearing at the end of this report.

All distributions payable to participants in the Plan are automatically reinvested in shares of the Fund by State Street Bank (SSB), the dividend paying agent, unless the shareholder elects to receive the dividend in cash. If a shareholder wishes to receive distributions in cash, the shareholder must notify SSB (for shareholders of record), or notify the institution (bank, broker or other nominee) in whose name the shares are held. Shareholders are kept apprised of the status of their account through quarterly statements.

For complete Information please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern time.

Liberty ALL*STAR Growth FUND, Inc.

1995 Annual Report
Chairman's Letter

To Our Fellow Shareholders: February 1996

We are pleased to submit to you this 1995 Annual Report for the Fund. As you know, on November 6, 1995, as approved by shareholders at the 1995 Annual
Meeting:

(bullet) The name of the Fund was changed from The Charles Allmon Trust, Inc.
         to Liberty ALL-STAR Growth Fund, Inc. The New York Stock Exchange ticker symbol is now ASG.

(bullet) Liberty Asset Management Company ("LAMCO"), which had since June 1,
         1994 been the manager of approximately 20% of the Fund's assets, became the manager of 100% of the Fund's assets. In accordance with LAMCO's multi-management methodology, the approximately 80% of the Fund's assets previously managed by Growth Stock Outlook, Inc. were split essentially equally among the three Portfolio Managers under LAMCO supervison: Provident Investment Counsel, Inc., Oppenheimer Capital and Cooke & Bieler, Inc.

(bullet) The investment objective became long-term capital appreciation.

(bullet) The Board of Directors was reconstituted.

*****************************************************************************
 Fund Performance for the
  fourth quarter and the
  full year. Figures shown
  for the Fund, the LAMCO
  managed portion of the
  Fund and the Lipper
  Growth Mutual Fund
  Average are total
  returns which include
  income, less fees and
  other operating
  expenses. Figures shown
  for the unmanaged S&P
  500 and Dow Jones
  indices are total
  returns including                Fourth                  Full
  income.                         Quarter                  Year
--------------------------     -----------------      ------------------
Liberty ALL-STAR Growth
   Fund, Inc.
 Shares Valued at Net
  Asset   Value                         0.9%                 13.8%
 Shares Valued at Market
  Price   Reinvested                    7.8%                 19.3%
LAMCO Managed Portion of
   the Fund
 Shares Valued at Net
  Asset   Value                         1.1%                 31.3%
Lipper Growth Mutual Fund
   Average                              2.4%                 30.5%
S&P 500 Stock Index                     6.0%                 37.5%
Dow Jones Industrial
  Average                               7.5%                 36.8%
Fund's Closing Price Range        $10 - 9-1/8            $10 - 8-3/8
Fund's Discount Range            10.6% to 16.6%         10.0% to 18.0%
*****************************************************************************

The net asset value (NAV) of a common share of the Fund declined from $11.06 on September 30, 1995 to $10.55 on December 31, 1995 after deducting the cash distribution of 60 cents paid to shareholders during the quarter. The market price of a share of the Fund traded in a range from $10 to $9-1/8 before closing the quarter at $9-3/8. The ending price represented a discount to NAV of 11.1 percent compared with a discount to NAV of 16.4 percent on September 30, 1995. Key investment results and comparisons are noted in the box.

It is particularly gratifying to note that the LAMCO managed portion of the Fund outperformed its primary benchmark, the Lipper Growth Mutual Fund Average, with an exceptional 31.3% total return for the full year 1995.

The Board of Directors at their December meeting approved the appointment of Mississippi Valley Advisors Inc. ("MVA") as one of the three Portfolio Managers of the Fund, replacing Cooke & Bieler, Inc., effective January 2, 1996. LAMCO had determined that the Fund's new investment objective would be better served by replacing Cooke & Bieler's value style with a Portfolio Manager having a growth style emphasizing smaller capitalization stocks. We greatly appreciate the contribution of Cooke & Bieler for the period June 1, 1994 to December 31, 1995.

                                                           continued on page 2

Chairman's Letter
Continued from
Page 1

MVA will be managing their portion of the Fund in accordance with their small capitalization growth stock style. In the Manager Roundtable, beginning on page 8, each of the three Portfolio Managers discusses the investment style and process their organization brings to the Fund and their outlook for 1996.

At the end of the year, approximately 55 percent of the Fund's assets were invested in equity securities which is consistent with the plan stated in the third quarter report "...that, under normal market conditions, the Fund's Portfolio Managers within three to six months will invest at least 65% of the Fund's assets in equity securities in accordance with their respective investment styles." The percent invested in equity securities has continued to increase in 1996 and stood at about 79% at the end of January.

I am pleased to announce that Harold W. Cogger, Executive Vice President of Liberty Financial Companies, Inc., the parent company of LAMCO, has been nominated by the Board for election as a Director at the Fund's upcoming annual meeting of shareholders. He is an experienced investment professional who is also President and Chief Executive Officer of Colonial Management Associates, Inc., a large mutual fund management company, also one of the Liberty Financial Companies. This matter is discussed in the Proxy Statement which accompanies this Report.

Following this letter are three pages of material describing the rationale and operation of LAMCO's multi-management methodology as it applies to the Fund. I think you will find it interesting.

Thank you again for your support and confidence in Liberty ALL-STAR Growth Fund, Inc.

Sincerely,

/s/ Richard R. Christensen

Richard R. Christensen
Chairman

Why Multi-Management?

Even the Best Managers
Have Inconsistent Returns

Funds managed by one portfolio management organization, even a top one, tend to produce inconsistent returns from one period to another. The graph illustrates this inconsistency by showing the four best performing growth funds in 1990 and tracking their relative performance rankings over the next five years. The lack of consistency is clear. The problem is...



Growth Fund: 265 Funds

          1990   1991   1992   1993   1994   1995
Fund 1     1      45    128    157    182    142
     2     2      86    194    139     44     22
     3     3     258    153    258    136    256
     4     4      14     97     80     92     23



A Single Style
Produces Inconsistency

 ...a professional portfolio manager practices the same specific investment style through all types of market environments. For example, a small capitalization growth stock manager continues to hold small capitalization growth stocks even when the stock market favors other types of stocks. Therefore, as the stock market changes, a manager's returns fluctuate relative to the stock market, as exhibited in this simplified graph.

In order to reduce these fluctuations...



Solid Wave Line

Manager's Style in Favor          Manager's Style in Favor

Stock Market Returns

Time          Manager's Style out of Favor



Combining Styles
Through Multi-Management
Improves Consistency

 ...more than one portfolio manager, each employing a different style, must manage a fund. This approach is called "Multi-Management" and is practiced in some form by most large pension funds. This graph shows a simplified example of Multi-Management using two diametrically different styles of management. Notice the combined results produce what neither manager can give alone:
Consistency.

Of course, the investment performance from styles is not as predictable as shown, so...


1 Solid and 1 Broken Wave Line

Manager A's Style in Favor      Manager B's Style in Favor

Manager A's Style in Favor

Multi-Manager Returns    (Manager A plus Manager B)

Stock Market Returns

Manager B's Style out of Favor      Manager A's Style out of Favor

Manager B's Style out of Favor      Time

                       Multi-Management: ALL-STAR Growth
                     and Liberty Asset Management Company

 ...LAMCO has identified three different styles as the best combination to achieve ALL-STAR Growth's investment objective.

There are two broad styles to investing, Growth and Value. The Growth style focuses on the selection of companies whose growth prospects are better than the average company. The other style is Value, which focuses on the selection of companies whose ratios of stock price to estimated value are better than those of similar companies. Since the Fund has a growth focus, two-thirds of the assets are divided among two growth managers who practice a specific style to investing within this broad style. The other style, representing one-third of the assets, is contrarian in nature; that is, it has characteristics of both Growth and Value. The style of each manager is shown in the pie chart below.

In addition to producing greater performance consistency, ALL-STAR Growth's other objective is to produce above average return; and to fulfill that objective...

                     ALL-STAR Growth's Multi-Manager Team

 ...LAMCO searches for successful, independent investment management organizations to hire as Portfolio Managers for ALL-STAR Growth. In researching and selecting them, LAMCO focuses on managers who have:

[bullet] A demonstrated record of success.

[bullet] A constant focus on the desired Style.

[bullet] An organization that is well-managed.

[bullet] Highly qualified people who have built the record.

[bullet] A disciplined investment decision-making process.

There are several hundred equity management organizations which are both substantial in size and well-qualified to manage large investment portfolios. By applying a variety of analyses and disciplines, LAMCO today employs the following three Portfolio Managers as ALL-STAR Growth's team, which it considers to be optimal for achieving ALL-STAR Growth's investment objectives.

*********************************[PIE CHART]*********************************
Provident Investment Counsel, Inc.              1/3
  Large capitalization companies with fast growing earnings and bright prospects.

Mississippi Valley Advisors Inc.                1/3
  Small Capitalziation growth companies
  that sell at a reasonable current price
  relative to future earnings.

Oppenheimer Capital                             1/3
  Contrarian holdings being overlooked and
  undervalued by investors.
 *****************************************************************************

                  As with anything in investments, circumstances change, so...

LAMCO's Multi-Management Process

 ...LAMCO conducts continuing evaluation of the Portfolio Managers. The purpose is to be sure that each is still the best choice for ALL-STAR Growth. Through frequent meetings with the Portfolio Managers, and through qualitative and quantitative analyses, each is continually evaluated to assure that:

[bullet] It is consistently practicing its Investment Style.

[bullet] Its transactions and holdings reflect the Style.

[bullet] Its organization and investment process continue to support its Style.

[bullet] Its investment performance is good when compared with other managers using a similar Style.

Also, LAMCO is alert to assuring the proficiency of the Portfolio Manager team. The objective is to be certain that the team remains an optimal combination, giving ALL-STAR Growth the full benefits of Multi-Management. The procedures include:

[bullet] Assuring that ALL-STAR Growth's total portfolio has the proper investment characteristics.

[bullet] Researching new investment managers as possible future Portfolio
         Managers.

[bullet] Making Portfolio Manager changes when necessary.

Further, LAMCO shifts assets among the Portfolio Managers at selected times. As the previous pie chart indicates, ALL-STAR Growth's assets are allocated equally among the three Portfolio Managers in order to provide the desired style diversification. However, stock market action unbalances that equilibrium, causing the allocation to become unequal. Accordingly, from time to time, LAMCO reallocates assets back to equality in order to preserve the benefits of ALL-STAR Growth's Multi-Management methodology.

Major Stock Changes in the
Fourth Quarter

The following are the major ($750,000 or more) stock changes--both additions and reductions -- that were made in ALL-STAR Growth's portfolio during the fourth quarter of 1995.

                                              Shares
                                  -------------------------------
                                                          Held
Name                             Additions  Reductions  12/31/95
 -----------------------------    -------    -------   ---------
AFLAC, Inc.                       20,000                 25,000
Champion International Corp.      20,000                 20,000
Computer Associates
  International, Inc.             14,975                 20,000
Countrywide Credit
  Industries, Inc.                40,000                 40,000
Federal National Mortgage
  Association                      7,400                 10,000
First Data Corp.                  15,586                 20,185
Hercules, Inc.                    14,000                 20,000
Hewlett-Packard Co.               11,000                 15,000
Intel Corp.                       29,200                 40,000
Merck & Co., Inc.                 13,000                 17,000
Microsoft Corp.                   10,000                 15,000
Nokia Corp. ADR                   32,800                 37,000
Oracle Systems Corp.              20,000                 30,000
United Healthcare Corp.           14,700                 17,200
Barrick Gold Corp.                           (38,000)         0
Franco-Nevada Mining Corp.
  Ltd.                                       (20,500)         0
International Speedway Corp.                  (9,800)         0
Placer Dome, Inc.                            (30,000)         0

*****************************************************************************
Investment Objective and Policies

Effective November 6, 1995, Liberty ALL-STAR Growth Fund Inc.'s investment objective was changed to long-term capital appreciation.

The Fund will attempt to achieve its investment objective under normal market conditions by investing at least 65% of the value of its total assets in a diversified portfolio of equity securities. Up to 35% of the value of its total assets may be invested in obligations of the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"), repurchase agreements with respect to U.S. Government Securities, and, to an extent not greater than 10% of the market value of the Fund's total assets, money market mutual funds that invest primarily in U.S. Government Securities. The Fund may temporarily invest without limit in U.S. Government Securities, repurchase agreements with respect to U.S. Government Securities and in money market mutual funds that invest primarily in U.S. Government Securities for defensive purposes when Liberty Asset Management Company or the Fund's Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable.
 *****************************************************************************

Top 25
Holdings

As of
December 31, 1995

          Rank                                                     Percent of
          as of                                           Value      Market
 Rank   9/30/95    Security Name                         ($000)    Value (a)
-----     ------    -----------------------------------    -----   ----------
  1         11      Intel Corp.                          $2,270       3.5%
  2          2      St. Jude Medical, Inc.                1,516       2.3
  3         56      Nokia Corp. ADR                       1,438       2.2
  4         59      First Data Corp.                      1,350       2.1
  5         21      Microsoft Corp.                       1,316       2.0

  6         31      Oracle Systems Corp.                  1,271       1.9
  7         18      Travelers Group, Inc.                 1,258       1.9
  8         48      Hewlett-Packard Co.                   1,256       1.9
  9         16      Federal Home Loan Mortgage Corp.      1,253       1.9
 10         63      Federal National Mortgage Corp.       1,241       1.9

 11                 Computer Associates
            79      International, Inc.                   1,138       1.7
 12         44      Hercules, Inc.                        1,128       1.7
 13        109      United Healthcare Corp.               1,127       1.7
 14         77      Merck & Co., Inc.                     1,118       1.7
 15         34      Medtronic, Inc.                       1,118       1.7

 16         81      AFLAC, Inc.                           1,084       1.6
 17        NEW      Pfizer, Inc.                          1,008       1.5
 18                 American International Group,
            66      Inc.                                    925       1.4
 19         12      McDonnell-Douglas Corp.                 920       1.4
 20         19      EXEL Limited                            915       1.4

 21          7      Bristol-Myers Squibb Co.                902       1.4
 22         84      Automatic Data Processing, Inc.         891       1.4
 23                 Countrywide Credit Industries,
           NEW      Inc.                                    870       1.3
 24         24      Arrow Electronics, Inc.                 863       1.3
 25         10      Royal Dutch Petroleum Co. ADR           861       1.3

(a) Percentages have been determined using ALL-STAR Growth's total equity market value rather than net assets since the Fund was only 55% invested at year end.

ALL*STAR GROWTH

Manager Roundtable

The Managers Introduce Themselves
and Look Ahead to 1996

Typically, Liberty ALL-STAR Growth Fund, Inc.'s shareholder reports will contain a section presenting an individual Portfolio Manager interview or a roundtable discussion among all the Portfolio Managers.

In this, our first Manager Roundtable,
our Portfolio Managers have been asked to present an overview of their investment style and philosophy as well as to highlight some of their stock picks for 1996.

The Fund Advisor, Liberty Asset Management Company, serves as the moderator for the Roundtable. The participating Portfolio Managers and their Investment
Styles are:

********************************************
The views expressed in this Manager
Roundtable represent the views of the
individual portfolio managers at the time of
the roundtable discussion and are subject to
change.
********************************************

Mississippi Valley Advisors Inc.
Portfolio Manager: Robert J. Anthony
Small Cap Portfolio Manager

Investment Style: Growth--Mississippi Valley Advisors' (MVA) investment discipline seeks to achieve a high total return by investing in a portfolio of small capitalization stocks chosen based on a bottom-up "relative value" approach in which MVA ranks candidates for investment on relative price/earnings ratio, earnings growth and total return. The firm looks for strong management and managers with an equity stake in the company; product and market leadership and strong financial condition as well as companies that are under-researched by Wall Street analysts.

Oppenheimer Capital
Portfolio Manager: John G. Lindenthal,
Managing Director

Investment Style: Contrarian--Oppenheimer invests in the stocks of quality companies with sound business prospects that are considered undervalued because they are currently disliked or are being overlooked by investors. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow, and reasonable prices in relation to book value.

Provident Investment Counsel, Inc.
Portfolio Manager: Jeffrey J. Miller,
Managing Director

Investment Style: Growth--Provident invests in the stocks of companies that are expected to provide fast growth in earnings. Provident believes that companies with superior financial characteristics and accelerating sales and profit growth will provide superior stock returns. Stocks held typically have high profit margins and return on equity and price/ earnings ratios less than their predicted growth rates.

LAMCO: Let's start with a discussion of philosophy and investment style with an emphasis on a detailed description of style. Bob Anthony, please describe Mississippi Valley Advisors' investment process.

Anthony (Mississippi Valley Advisors Inc.--Growth): Mississippi Valley Advisors' small capitalization equity style is designed to take advantage of the opportunity in small capitalization companies. We are long-term investors with the objective of buying growth at a reasonable price within emerging growth industries as well as specialized segments of more mature industries. We consider for purchase stocks selling at low relative price/earnings ratios, at P/E discounts to their growth rates and at P/Es below their peer groups. Also considered are small companies with unique features including asset values, high cash flows, or other factors which offer the potential for above average capital appreciation. Since we believe our strength is in stock selection and not in market timing, the objective is to stay fully invested and broadly diversified among economic sectors. For purposes of risk control, our portfolios are closely monitored to assure broad diversification among economic sectors.

Stocks are selected by our internal staff of nine equity analysts who are each responsible for a sector(s) of the economy (broken down by energy, technology, medical, etc.). Using a bottom-up stock selection process, analysts screen stocks seeking the highest possible total return based upon projected earnings and historic relative price/earnings ratios. The stocks are ranked in deciles with the portfolio being selected from the top four deciles. The stocks become sale candidates when they fall below the sixth decile.

LAMCO: Thanks, Bob. John Lindenthal, please describe the investment process for Oppenheimer.

 ..............................................
"We are long-term investors with the
objective of buying growth at a reasonable
price within emerging growth industries as
well as specialized segments of more mature
industries"
                 Bob Anthony
         Mississippi Valley Advisors
 ..............................................

Lindenthal (Oppenheimer--Contrarian): We believe that the single most important determinant of whether a stock will increase in value is the rate of return on capital in the company itself above its cost of capital. The key is that companies create more capital than they need to reinvest in the business and use this free cash flow to enhance shareholder value.

In addition to successful cash flow generation and deployment, we typically look for companies that combine the following characteristics:

(bullet) A proven management team whose financial interests are aligned with those of the shareholder.

(bullet) A strong competitive position with significant barriers to entry.

(bullet) A promising outlook for profitability as indicated by potential new markets, the ability to cut costs and/or raise prices and strategies to eliminate or effect a turnaround in underearning assets.

(bullet) Stability of sales, income and cash flow through varying industry and economic cycles.

Once we have determined that a company meets our investment criteria, we look for market undervaluation great enough to provide significant upside reward with modest downside risk. Adherence to this valuation discipline has resulted in sustained superior performance with less risk than the market.

 ..............................................
"We believe that the single most important determinant of whether a stock will increase in value is the rate of return on capital in the company itself above its cost of capital."

               John Lindenthal
                 Oppenheimer
 ..............................................

Discrepancies between popular perception and reality, accounting conventions that fail to capture underlying economic developments, complex capital structures that tend to result in valuation errors--these are the kinds of investment situations that we continually seek to exploit on behalf of our clients.

We pursue the realities behind the numbers. Rather than accepting statistical data at face value or following one standard valuation process, we work to determine the definitive way to value each company. Through study of business segments within a company, for example, we may identify corporate restructuring candidates where several well-positioned, high return businesses are being masked by one weak division. Our analysis would focus on understanding management's incentives to maximize overall profitability through a reallocation of capital.

LAMCO: Thanks, John. Jeff Miller, tell us about Provident Investment Counsel's philosophy and investment style, please.

Miller (Provident--Growth): Our growth equity investment philosophy is to seek out companies with strong financial characteristics which are in a period of high, sustainable earnings growth. Our rigorous and disciplined selling criteria complements our focused, controlled fundamental research used to identify portfolio candidates.

A "bottom-up" security selection process is used with our in-house analysts emphasizing superior financial characteristics and earnings growth. In assessing a company for investment, we seek exceptional profitability, market share, return on equity, reinvestment rates, and continued on page 10

Manager Roundtable
continued from page 9

sales and dividend growth. Those companies having a proprietary product, industry leadership, significant management ownership and well thought-out management goals, plans and controls are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

Our investment decision making process begins in the Investment Policy Committee. This meeting is attended by all portfolio managers and research analysts. This group meets on a weekly basis to evaluate a number of key economic and market criteria and to assess the current environment for equity investment. Based on this evaluation, the committee determines an appropriate equity/cash mix to be applied in our portfolios.

Our equity research is based on both internal and external sources. Ideas may be generated by direct company contacts, prospectuses, and relative strength computer screens for specific companies or sectors and analyst contacts. In addition, an abundance of fundamental and technical research is received from large Wall Street firms, regional houses and smaller boutiques. New ideas are discussed daily on an informal basis or may be presented at the weekly investment policy committee meeting, when stocks are formally added to or deleted from the buy list. Our portfolio managers actively participate in security analysis, thus keeping the two functions tightly integrated and encouraging the flow of ideas within Provident Investment Counsel.

LAMCO: Thanks, Jeff. Now, with that background, perhaps we can turn to your outlook for growth stocks in 1996. And, perhaps you could highlight two or three stocks that you particularly like.

 ............................................
"Our growth equity investment philosophy is to seek out companies with strong financial characteristics which are in a period of high, sustainable earnings growth."

                 Jeff Miller
                  Provident
 ............................................

Miller (Provident--Growth): Looking ahead, we remain optimistic on the prospects for growth stocks. A slowing economic environment should result in growth stocks achieving superior growth in earnings relative to their cyclical counterparts. The companies in our portfolio are involved in a wide range of industries but they all have one common ingredient. They all have excellent growth prospects that in aggregate should show about 25 percent earnings growth in both 1996 and 1997.

We also believe that both communication and technology are secular growth areas which will become larger percentages of the GDP. We have retained certain investments in these areas because of the strong prospects that abound in the networking, client server, and the database arenas. Core holdings include Cisco, Hewlett-Packard, Computer Associates, Oracle and Informix. In addition to the information technology sector, the portfolio is invested in a wide range of industries that are a result of bottom-up stock-picking. These industries range from healthcare to specialty finance to business services.

We have always remained focused on the earnings and revenue growth of the entire portfolio and it continues to look extremely bright. We expect 25 percent plus portfolio earnings growth on average versus a much lower expectation of only 5-10 percent earnings growth for the S&P 500 in 1996. Valuation levels are still very attractive, despite the excellent price performance this year. On average our portfolio is selling at a discount to its growth rate when compared to the S&P 500, providing excellent opportunities for 1996. As we have seen at many other similar times in the past, investors are rewarded for staying with these high quality stocks as the market rotates toward companies with consistently growing earnings and revenues.

Recent buys include Paychex, which provides computerized payroll accounting services, salary deposit services, automatic payroll tax payment and human resource products and services to more than 186,000 small to medium size businesses nationwide. The long-term appeal of Paychex is the fact that most national job growth has, historically, been generated by smaller employers. This is Paychex' target market and this is where it has its greatest market share. The company has

 ..........................................
"...we remain optimistic on the prospects for growth stocks...The companies in our portfolio are involved in a wide range of industries but they all have one common ingredient...growth prospects that in aggregate should show about 25 percent earnings growth in both 1996 and 1997."

                 Jeff Miller
                  Provident
 ..........................................

very consistent top-line growth, which also appears to be accelerating. Another driver for its revenue stream is new product development. TaxPay, the company's automatic tax filing and payment service, has now penetrated 50 percent of the company's existing client base and 70 percent of all new customers. Its new human resource division, providing a variety of different products, is generating 50 percent revenue growth and breaking into profitability with lots of upside leverage. As the company continues to roll out new products its expense leverage is very high due to the high profitability of add-on services. This should result in improving margins and rapidly growing earnings.

Another new purchase includes Pfizer. Pfizer, as you know, is a major producer of pharmaceuticals, hospital products, consumer products and other specialty health and chemical products. The company is one of the fastest growing major drug companies with 10 percent plus volume growth driven by new products and also with minimal generic exposure. The company has a very strong pipeline with six drugs in phase three clinical trials and eight more expected to reach phase three in the next six to 12 months. This has been brought about by an aggressive R&D program for the company. The company also has over 75 percent of its sales under patent through the year 2000, with no patents expiring over the next three years.

This company, along with other of the major drug companies, has increased its margins and improved its profitability through an aggressive cost cutting program. Other broader trends include the reduction in the amount of time it takes to develop a new drug, another benefit of Pfizer's R&D program, as well as the announced commitment by the FDA for faster regulatory reviews of new drugs.

 .............................................
"Recent buys include Paychex, which provides computerized payroll accounting services...to more than 186,000 small to medium size businesses nationwide. The long-term appeal of Paychex is the fact that most national job growth has, historically, been generated by smaller employers."

                 Jeff Miller
                  Provident
 .............................................

Finally, another area we are excited about is networking. One of our holdings in this area is Cisco Systems. Cisco is a leading supplier of multi-protocol and multi-media communications services, routers and network management products. The company is recognized as one of the leading Internet companies. We think this is an exciting way to play the Internet without paying the multiples. This stock, along with others in its group, has been beaten down in the fourth quarter, in spite of only positive fundamental news. The industry is growing at 35-50 percent and Cisco has publicly stated that it expects to grow at above industry rates. Its balance sheet is outstanding with no debt and a significant amount of cash flow. The company also generates significant free cash. The proprietary nature of Cisco's products and services are evidenced by pretax margins and return on equity, both of which have been over 40 percent for the past several years. We believe this is another outstanding company and anticipate this being an exciting area over the next several years.

LAMCO: Thank you once again, Jeff. John Lindenthal, what does Oppenheimer see ahead for 1996?

Lindenthal (Oppenheimer--Contrarian): We think the probabilities favor modest market gains in 1996. While the outlook for inflation remains positive, earnings disappointments will become more prevalent after five years of growth and expanding margins. We expect S&P 500 earnings to be flat compared to an increase of about 15% in 1995, making stock selection even more important. With stocks at much higher levels and earnings growth more subdued, increased volatility is probably in store.

 ..............................................
"We expect S&P 500 earnings to be flat
compared to an increase of about 15% in
1995, making stock selection even more
important. With stocks at much higher levels and earnings growth more subdued, increased volatility is probably in store."

               John Lindenthal
                 Oppenheimer
 ..............................................

However, we do not foresee the ingredients for a major bear market, especially if inflation and short-term rates move lower as now appears likely. Further, the environment for capital is favorable. Individuals have responded to lower interest rates by shifting a larger portion of their total assets to financial instruments. However, we believe the big increment to demand for stock will come from corporations. Mergers and acquisitions soared to $450 billion last year and we look continued on page 12

 .............................................
"Intel has a dominant market share of the "x86" microprocessor market for personal computers. The near-term failure of Intel's competitors' strategies has further improved
Intel's position."

               John Lindenthal
                 Oppenheimer
 .............................................

Manager Roundtable
continued from page 11

for a continuation of this activity into 1996. Also, many corporations continue to buy back their own stock.

As usual, a challenging year lies ahead and the key to success will be superior stock selection.

AFLAC is the world's largest underwriter of supplemental health insurance, primarily in the United States and Japan. The Japanese supplemental cancer insurance business, which bridges the gap between the health insurance provided by the government and what would be out-of-pocket expenses for those with cancer, enjoys 90% market share. This competitive position is fortified by the fact that most Japanese companies offer AFLAC's products to their employees. Twenty percent of the Japanese market is covered by cancer insurance and the market is even less penetrated for other supplemental health insurance products, leaving significant untapped potential in a market with relatively high barriers to entry. The company has excellent financial characteristics, generates high returns (22% ROE), is growing at a 12-15% rate and is selling at a reasonable valuation.

Intel has a dominant market share of the "x86" microprocessor market for personal computers. The near-term failure of Intel's competitors' strategies has further improved Intel's position. Given its size, Intel has tremendous manufacturing scale and research and development advantages. The market's recent indiscriminate souring on all technology stocks has left this high return growth business selling at reasonable valuation.

Arrow Electronics is the world's largest and most profitable distributor of electronic components and computer products to industrial and commercial customers. Arrow has capitalized on the faster growing international markets where it has expanded its presence. Management focus has enabled Arrow to both grow the business and generate high returns on invested capital. The recent sell-off in the stock has allowed us to purchase more shares at a very compelling price.

LAMCO: Thank you very much, John. Bob Anthony, may we ask you to wrap up the conversation with MVA's thoughts about 1996?

Anthony (Mississippi Valley Advisors--Growth): Nineteen ninety-five was truly a spectacular year for investors as low inflation, lower interest rates and strong corporate profits sent stock and bond prices soaring...
not a bad year considering most market forecasters were extremely cautious coming out of a disappointing 1994.

As we look ahead into 1996, there are, as usual, cross currents weighing on the minds of investors. The economy is slowing as higher consumer debt is having an impact on big-ticket items such as autos and appliances as well as general retail spending. We expect to see weaker industrial production, housing starts and durable goods orders. Consequently, corporate profits in 1996 will increase less than in 1995. On the positive side, lower inflation may allow the Federal Reserve to cut rates to help a slowing economy. In addition, various foreign countries may join the U.S. in cutting rates to stimulate growth. This should help U.S. exports.

 .............................................
"On the positive side, lower inflation may allow the Federal Reserve to cut rates to help a slowing economy. In addition, various foreign countries may join the U.S. in cutting rates to stimulate growth. This should help U.S. exports."

                 Bob Anthony
         Mississippi Valley Advisors
 .............................................

In 1995, particularly in the second half of the year, the market was very much dominated by momentum-led gains in technology, financial services and healthcare stocks. With a few cracks in the armor starting to appear in these industries, such as credit quality concerns in the financial services sector as well as slower personal computer growth in technology, stock selection across a wider range of industries will be crucial in 1996. On balance, the stock market looks fairly priced to us, with a price/ earnings ratio on projected 1996 earnings of roughly 16 times.

However, within the stock market is a market of stocks consisting of two groups; one is momentum-led high growth, high price/earnings securities and, two, out of favor stocks selling at very reasonable historic valuations. We are optimistic that our research staff of senior analysts (each of whom is a sector specialist) will find the most attractive stocks within the various industries. With the economy in a slowdown, our bias is towards stocks of companies with highly predictable earnings growth prospects in a broadly diversified portfolio.

Among the stocks we like is Advanta Corporation, a financial services company whose businesses include credit card lending (75 percent of earnings) and mortgage-related products. With $12 billion in managed credit card receivables, the company is a small player in the growing credit card market place. As credit cards continue to replace cash and checks as a payment vehicle, and as usage continues to increase, credit card companies should continue to benefit from growing revolving balances and higher volume. Margins should improve going forward as balances reprice upward from teaser rates, and higher revenues should more than offset the expected deterioration in delinquencies and charge-offs, which have been unsustainably low for the past year. Advanta's focus should enable it to continue to gain share at the expense of banks and department stores, and earnings are expected to grow in excess of 15% for the next few years. We believe a target multiple of 12-13 times 1996 earnings is reasonable, which would result in a share price of $48-$52. (MVA purchased Advanta at $36-3/8.)

Arch Communications is a leading paging service provider. Arch has more than quadrupled operating cash flow the past five years through strategic acquisitions, and through internal compound annual growth of over 70 percent. Every acquisition has been additive to cash flow. The company is upgrading its network to provide two-way paging. Arch's two most recent acquisitions, both strategic geographic expansions, launched the company into the ranks of nationwide carriers. Acquisitions should continue, but major strategic moves are not expected over the next year or two. Internal growth will continue to be driven by attractive pricing, an extensive distribution network and enhanced services through technological improvements. Arch is projected to grow in excess of 35 percent over the next several years. Investors' concern over a recent deceleration of cellular subscriber growth, which has no apparent fundamental link to paging growth, has resulted in a very attractive valuation for Arch. With the stock trading at a sharp discount to its growth rate and peer group, it offers long term attraction.

 .............................................
"Arch Communications is a leading paging service provider. Arch has more than quadrupled operating cash flow the past five years through strategic acquisitions, and through internal compound annual growth of over 70 percent."

                 Bob Anthony
         Mississippi Valley Advisors
 .............................................

R. P. Scherer is a leading provider of value-added drug delivery systems for resale to drug and nutritional manufacturers. Drug delivery systems offer improved drug effectiveness and safety by controlling the rate, time and place of drug release in the body. The company's current source of revenue and earnings comes largely from its near 70 percent worldwide leading market share softgel business. Softgel is a gelatin capsule which contains water soluble liquids, oil soluble liquids, pastes, solids in suspension or solutions. Through its softgel business, the company has developed relationships throughout the world with the major pharmaceutical and nutritional companies. Being able to leverage these relationships with its developing base of proprietary drug delivery technologies is expected to sustain significant growth going forward. Selling at a price/earnings well below its historic growth rate, the stock is attractive longer term.

Schedule of
Investments

As of
December 31, 1995


Common Stocks (55.0%)                       Shares   Market Value
                                                          ----------
Aerospace (1.1%)
The Boeing Co.                                   4,000    $  313,500
McDonnell-Douglas Corp.                         10,000       920,000
                                                          ----------
                                                           1,233,500
                                                          ----------
Auto Parts (0.4%)
Eaton Corp.                                      3,000       160,875
Genuine Parts Co.                                8,000       328,000
                                                          ----------
                                                             488,875
                                                          ----------
Banks (1.5%)
Citicorp                                        12,000       807,000
Mellon Bank Corp.                                8,500       456,875
State Street Boston Corp.                        9,000       405,000
Wachovia Corp.                                   3,700       169,275
                                                          ----------
                                                           1,838,150
                                                          ----------
Broadcasting & Cable (1.0%)
Cabletron Systems, Inc. (a)                     10,000       810,000
Capital Cities/ABC, Inc.                         3,000       370,125
                                                          ----------
                                                           1,180,125
                                                          ----------
Business Services (1.5%)
The Dun & Bradstreet Corp.                       6,200       401,450
First Data Corp.                                20,185     1,349,872
                                                          ----------
                                                           1,751,322
                                                          ----------
Chemicals (1.8%)
Hercules, Inc.                                  20,000     1,127,500
The Lubrizol Corp.                               7,000       195,125
Monsanto Co.                                     4,000       490,000
Sherwin-Williams Co.                             9,000       366,750
                                                          ----------
                                                           2,179,375
                                                          ----------
Computers & Business Equipment (9.8%)
 Applied Materials, Inc. (a)                    15,000       590,625
 Automatic Data Processing, Inc.                12,000       891,000
 Ceridian Corp. (a)                              5,000       206,250
 Cisco Systems, Inc. (a)                        10,000       746,250
 Computer Associates International, Inc.        20,000     1,137,500
 Computer Sciences Corp. (a)                    10,000       702,500
 Hewlett-Packard Co.                            15,000     1,256,250
 Informix Corp. (a)                              3,100        93,000
 Intel Corp.                                    40,000     2,270,000
 LSI Logic Corp. (a)                            10,000       327,500
 Microsoft Corp. (a)                            15,000     1,316,250
 Oracle Systems Corp. (a)                       30,000     1,271,250
 Pitney Bowes, Inc.                              4,000       188,000
 3Com Corp. (a)                                 15,000       699,375
                                                         -----------
                                                          11,695,750
                                                         -----------
 See Notes to Schedule of Investments

Common Stocks (continued)                       Shares   Market Value
                                                         -----------
Consumer Products (0.6%)
Unilever N.V. ADR                                5,000   $   703,750
                                                         -----------

Cosmetics & Toiletries (0.9%)
Avon Products, Inc.                              3,900       293,963
The Gillette Co.                                15,000       781,875
                                                         -----------
                                                           1,075,838
                                                         -----------
Diversified (2.0%)
American Standard Companies, Inc. (a)           10,000       280,000
Coltec Industries, Inc. (a)                     50,000       581,250
Cooper Industries, Inc.                          6,400       235,200
Corning, Inc.                                   10,800       345,600
General Electric Co.                            10,000       720,000
Whitman Corp.                                   11,000       255,750
                                                         -----------
                                                           2,417,800
                                                         -----------
Drugs & Health Care (7.2%)
Amgen, Inc. (a)                                  9,000       534,375
Bristol-Myers Squibb Co.                        10,500       901,688
Cardinal Health, Inc.                            2,000       109,500
Healthsouth Corp. (a)                           14,000       407,750
Medtronic, Inc.                                 20,000     1,117,750
Merck & Co., Inc.                               17,000     1,117,500
Pfizer, Inc.                                    16,000     1,008,000
Schering Plough Corp.                           14,000       766,500
St. Jude Medical, Inc. (a)                      35,250     1,515,750
United Healthcare Corp.                         17,200     1,126,600
                                                          ----------
                                                           8,605,413
                                                          ----------
Electronics & Electrical Equipment (3.5%)
Analog Devices, Inc. (a)                         5,000       176,875
Arrow Electronics, Inc. (a)                     20,000       862,500
Glenayre Technologies, Inc. (a)                  4,000       249,000
Motorola, Inc.                                  15,000       855,000
Nokia Corp. ADR                                 37,000     1,438,375
Raytheon Co.                                     8,000       378,000
Tyco International Ltd.                          3,000       106,875
W.W. Grainger, Inc.                              2,000       132,500
                                                          ----------
                                                           4,199,125
                                                          ----------
Financial Services (6.1%)
Countrywide Credit Industries, Inc.             40,000       870,000
CUC International, Inc. (a)                     12,000       409,500
Federal Home Loan Mortgage Corp.                15,000     1,252,500
Federal National Mortgage Association           10,000     1,241,250
First USA, Inc.                                 10,000       443,750
MBNA Corp.                                      20,000       737,500
Morgan Stanley Group, Inc.                      10,000       806,250
Paychex, Inc.                                    5,000       249,375
Travelers Group, Inc.                           20,000     1,257,500
                                                          ----------
                                                           7,267,625
                                                          ----------
See Notes to Schedule of Investments

Common Stocks (continued)                       Shares   Market Value
                                                         ----------
Food & Beverage (1.1%)
Dole Food, Inc.                                 10,000   $  350,000
Hershey Foods Corp.                              8,000      520,000
McCormick & Co., Inc.                            7,500      180,938
Nabisco Holding Corp.                            8,500      277,313
                                                         ----------
                                                          1,328,251
                                                         ----------
Hotels & Leisure (0.9%)
Hasbro, Inc.                                     7,000      217,000
HFS, Inc. (a)                                   10,000      817,500
                                                          ---------
                                                          1,034,500
                                                          ---------
Household Products (0.7%)
The Clorox Company                               7,500      537,188
Premark International, Inc.                      6,000      303,750
                                                          ---------
                                                            840,938
                                                          ---------
Industrial Equipment (0.3%)
Dover Corp.                                     10,400      383,500
                                                          ---------

Insurance (4.1%)
AFLAC, Inc.                                     25,000    1,084,375
American International Group, Inc.              10,000      925,000
EXEL Limited                                    15,000      915,000
Marsh & McLennan Companies, Inc.                 4,700      417,125
MBIA, Inc.                                       3,400      255,000
MGIC Investment Corp.                           10,000      542,500
PMI Group                                        1,000       45,250
Progressive Corp.                               14,000      684,250
                                                          ---------
                                                          4,868,500
                                                          ---------
Metals & Mining (0.6%)
Freeport-McMoRan Copper & Gold, Inc. Class A    20,000      562,500
Freeport-McMoRan, Inc.                           5,000      185,000
                                                          ---------
                                                            747,500
                                                          ---------
Oil & Gas (3.2%)
Burlington Resources, Inc.                       6,000      235,500
Enron Corp.                                     18,500      705,313
Exxon Corp.                                      5,200      416,650
Royal Dutch Petroleum Co. ADR                    6,100      860,863
Tenneco, Inc.                                   10,000      496,250
Triton Energy Corp. (a)                         10,000      573,750
Union Texas Petroleum Holdings, Inc.            30,000      581,250
                                                          ---------
                                                          3,869,576
                                                          ---------
Paper (1.6%)
Alco Standard Corp.                             10,000      456,250
Avery Dennison Corp.                             5,000      250,625
Champion International Corp.                    20,000      840,000
Union Camp Corp.                                 7,200      342,900
                                                          ---------
                                                          1,889,775
                                                          ---------
See Notes to Schedule of Investments.

Common Stocks (continued)                        Shares   Market Value
                                                          -----------
Publishing (1.4%)
American Greetings Corp.                         11,000   $   303,875
McGraw Hill, Inc.                                 2,000       174,250
R.R. Donnelly & Sons Co.                         20,000       787,500
Readers Digest Association, Inc. Class A          7,500       384,375
                                                          -----------
                                                            1,650,000
                                                          -----------
Real Estate (0.0%)
Castle & Cooke                                    3,333        55,829
                                                          -----------

Retail Trade (0.8%)
AutoZone, Inc. (a)                               20,000       577,500
May Department Stores Co.                         8,000       338,000
                                                          -----------
                                                              915,500
                                                          -----------
Rubber & Plastics (0.1%)
Cooper Tire and Rubber Co.                        5,000       123,125
                                                          -----------

Services (0.3%)
Service Corp. International                       8,000       352,000
                                                          -----------

Telecommunications (1.9%)
Andrew Corp. (a)                                  2,500        95,625
Ericsson (L.M.) Telephone Co. Class B ADR        40,000       780,000
SBC Communications, Inc.                          5,400       310,500
Sprint Corp.                                     10,000       398,750
U.S. Robotics Corp. (a)                           8,000       702,000
                                                          -----------
                                                            2,286,875
                                                          -----------
Transportation (0.6%)
AMR Corp. (a)                                    10,000       742,500
                                                          -----------

Total Common Stocks (Cost $57,321,602)                     65,725,017
                                                          -----------

Warrants (0.0%)
------------------------------------------------------------------------------
Retail Trade
Sound Advice, Inc.   (Cost  $234)                                 141
                                                              -------
                                Interest   Maturity    Par
Short-term Investments (49.4%)    Rate     Date       Value
-----------------------------------------------------------------
U.S. Governmment
  Securities (47.2%)
U.S. Treasury Bill              5.360%     01/11/96   $4,000,000    3,994,044
U.S. Treasury Bill              5.180      01/18/96    3,500,000    3,491,439
U.S. Treasury Bill              5.400      01/25/96   17,500,000   17,427,471
U.S. Treasury Note              7.500      01/31/96      400,000      400,768
U.S. Treasury Bill              5.429      02/22/96    6,000,000    5,953,855
U.S. Treasury Bill              5.300      03/07/96    3,962,680    3,962,680
U.S. Treasury Bill              5.210      03/21/96    7,414,950    7,414,950

See Notes to Schedule of Investments.

Short-term Investments (continued)                                Market Value
-------------------------------------------------------------------------------
U.S. Governmment               Interest     Maturity     Par
Securities (cont.)               Rate       Date        Value
------------------------------------------------------------------
U.S. Treasury Bill             5.370        04/04/96    $5,426,960  $5,426,960
U.S. Treasury Bill             5.310        04/11/96     3,943,040   3,943,040
U.S. Treasury Bill             5.340        04/18/96     4,429,530   4,429,530
                                                                    ----------
Total U.S. Government Securities                                    56,444,737
                                                                    ----------

Repurchase Agreements (2.2%)
State Street Bank & Trust Co. dated 12/29/95, 5.00%, to be
repurchased at $2,691,494 on 01/02/96, collateralized by
$1,890,000 U.S. Treasury  Bonds at 9.875%, due 11/15/15,
with a current market value of $2,751,708                            2,690,000
                                                                  ------------

Total Short-term Investments   (Cost $58,730,299)                   59,134,737
                                                                  ------------

Total Investments (104.4%)     (Cost $116,052,135)(b)              124,859,895
                                                                  ------------

Other Assets and Liabilities, Net (-4.4%)                           (5,285,071)
                                                                  ------------

Net Assets (100.0%)                                               $119,574,824
                                                                  ============
Net Asset Value Per Share (11,339,096 shares outstanding)               $10.55
                                                                  ============

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) The cost of investments for Federal
    income tax purposes is $116,058,861.
     Gross unrealized appreciation and
      depreciation of investments at
     December 31, 1995 is as follows:
          Gross unrealized appreciation                           $ 10,106,779
          Gross unrealized depreciation                             (1,305,745)
                                                                 --------------
          Net unrealized appreciation                             $  8,801,034
                                                                 ==============

Acronym                      Name
-------          -----------------------------
 ADR              American Depository Receipt

See Notes to Financial Statements.

Statement
of Assets and
Liabilities

December 31, 1995

--------------------------------------------------------------------------------
Assets:
   Investment at market value
      (Identified cost $116,052,135)                                $124,859,895
   Cash                                                                    1,604
   Receivable for investments sold                                     1,778,672
   Dividends and interest receivable                                      65,514
   Other assets                                                           20,994
                                                                    ------------

      Total assets                                                   126,726,679
                                                                    ------------

Liabilities:
   Distributions payable                                               6,803,458
   Management fees payable                                               161,770
   Administrative fee payable                                             77,994
   Accrued expenses                                                      108,633
                                                                    ------------

   Total liabilities                                                   7,151,855
                                                                    ------------

Net assets                                                          $119,574,824
                                                                    ============


Net assets represented by:
   Paid-in capital (authorized 20,000,000 shares at
     $0.10 Par; 11,339,096 shares outstanding)                      $106,077,949
   Undistributed net investment income                                    21,687
   Accumulated net realized gains on investments
     less distributions                                                4,667,428
   Net unrealized appreciation of investments                          8,807,760
                                                                    ------------

Total net assets applicable to outstanding shares
   of beneficial interest ($10.55 per share)                        $119,574,824
                                                                    ============

See Notes to Financial Statements.

Statement of
Operations

For the year ended
December 31, 1995

Investment income:
   Dividends                                                       $ 4,500,798
   Interest                                                            676,223
                                                                   ------------
        Total investment income                                      5,177,021
Expenses:
   Management fees                                  $   903,208
   Administrative fee                                   301,070
   Custodian fees                                       117,647
   Transfer agent fees                                   52,312
   Proxy and shareholder communication expense           72,682
   Printing expense                                      42,001
   Legal and audit fees                                  81,632
   Insurance expense                                     43,833
   Directors' fees and expense                           65,247
   Miscellaneous expense                                 32,516
                                                    -----------
        Total expense                                                1,712,148
                                                                   ------------

   Net investment income                                             3,464,873

Realized and unrealized gains on investments:
   Net realized gains on investments transactions:
        Proceeds from sales                          35,351,840
        Cost of investments sold                     25,616,807
                                                    -----------

           Net realized gains on
             investment transactions                                 9,735,033

   Net unrealized appreciation of investments:
        Beginning of year                             6,676,136
        End of year                                   8,807,760
                                                    -----------

           Change in unrealized appreciation-net                     2,131,624
                                                                   ------------

Net increase in net assets
   resulting from operations                                       $15,331,530
                                                                   ============

See Notes to Financial Statements.

Statement of
Changes in
Net Assets

                                                   Year ended December 31,
                                                 -----------------------------
                                                       1995           1994
------------------------------------------------------------------------------
Operations:
   Net investment income                         $   3,464,873    $   2,583,199
   Net realized gains on
     investment transactions                         9,735,033        3,981,260
   Change in unrealized appreciation-net             2,131,624       (7,199,247)
                                                 -------------    -------------

   Net increase (decrease)
      in net assets resulting
      from operations                               15,331,530         (634,788)
                                                 -------------    -------------

Distributions declared from:
   Net investment income                            (3,491,283)      (2,575,989)
   Net realized gains on
     investments                                    (5,098,057)      (3,989,019)
                                                 -------------    -------------

   Total distributions                              (8,589,340)      (6,565,008)
                                                 -------------    -------------

Capital transactions:
   Cost of repurchase of shares                           --         (4,984,843)
                                                 -------------    -------------
   Total increase (decrease)
      in net assets                                  6,742,190      (12,184,639)

Net Assets:
   Beginning of year                               112,832,634      125,017,273
                                                 -------------    -------------

   End of Year (including
       undistributed net investment
       income of $21,687 and
       $48,097, respectively)                    $ 119,574,824    $ 112,832,634
                                                 =============    =============


See Notes to Financial Statements.

Financial
Highlights

                                                                    Year Ended December 31,
                                                   -----------------------------------------------
                                                   1995      1994      1993       1992      1991
--------------------------------------------------------------------------------------------------
Per Share Operating Performance:
   Net asset value at beginning of year         $  9.95    $ 10.54   $ 10.28   $ 10.40    $  9.90
Income from Investment Operations:
   Net investment income                           0.31       0.23      0.18      0.29       0.44
   Net realized and unrealized
      gains (losses) on securities                 1.05      (0.24)     0.56      0.03       0.71
                                                -------     ------   -------   -------    -------
   Total from Investment Operations                1.36      (0.01)     0.74      0.32       1.15
                                                -------     ------   -------   -------    -------
Less Distributions:
   Dividends from net investment income           (0.31)     (0.23)    (0.18)    (0.30)     (0.44)
   Distributions from realized capital gains      (0.45)     (0.35)    (0.30)    (0.14)     (0.21)
                                                -------     ------   -------   -------    -------
   Total distributions                            (0.76)     (0.58)    (0.48)    (0.44)     (0.65)
                                                -------     ------   -------   -------    -------
   Net asset value at end of year               $ 10.55    $  9.95   $ 10.54   $ 10.28    $ 10.40
                                                 =======    ======   =======   ========   ========

   Per share market value at end of year        $ 9.375    $ 8.500   $10.250   $10.000    $10.000
                                                 =======    ======   =======   ========   ========

Total Investment Return for Shareholders: (a)
   Based on net asset value                       13.8%      (1.1%)     7.2%      3.1%      11.8%
   Based on market price                          19.3%     (11.6%)     7.2%      4.4%       3.9%
Ratios and Supplemental Data
   Net assets at end of year (millions)            $120       $113      $125      $123       $125
   Ratio of expenses to average net assets        1.42%      1.51%     1.35%     1.33%      1.31%
   Ratio of net investment income to
      average net assets                          2.87%      2.12%     1.71%     2.80%      4.17%
   Portfolio turnover rate                          82%        50%       47%       19%        25%

(a) Calculated assuming all distributions reinvested.

See Notes to Financial Statements.

LIBERTY ALL*STAR GROWTH FUND, INC.


Notes to
Financial
Statements

December 31, 1995


Note 1. Organization and
Accounting Policies

Liberty ALL-STAR Growth Fund, Inc. (ALL-STAR Growth or the Fund), 00-rm-erly The Charles Allmon Trust, Inc.) is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. ALLSTAR Growth's investment objective is to seek long term capital appreciation. ALL-STAR Growth is managed by Liberty Asset Management Company (the "Manager"), an indirect wholly-owned subsidiary of Liberty Mutual Insurance Company.

The following is a summary of significant accounting policies followed by ALL-STAR Growth in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

Valuation of Investments-Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Directors. Shortterm instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determines that this does not represent fair value.

Provision for Federal Income Tax-ALL-STAR Growth qualifies as a regulated investment company." As a result, a Federal income tax provision is not required for amounts distributed to shareholders.

Other-Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on debt securities are amortized in accordance with Internal Revenue Code requirements.

Note 2. Management and
Administrative Fees

On May 27,1994, ALL-STAR Growth entered into a new Investment Advisory Agreement with Growth Stock Outlook, Inc. (GSO), a Fund Management Agreement with the Manager and separate Portfolio Management Agreements with the Manager and each of the three independent Portfolio Managers. Under these agreements, from June 1, 1994 to November 6, 1995, the Manager provided administrative services to ALL-STAR Growth and multi-management services for approximately 20% of the assets, and GSO continued to provide investment advisory services for the remaining 80% of the assets. The combined fee rates paid under the May 27, 1 994 agreements with the Manager and GSO were equal to the fee rates paid currently.

Under ALL-STAR Growth's Fund Management and Portfolio Management Agreements, ALL-STAR Growth pays the Manager a management fee for its investment management services at an annual rate of 0.75% of ALL-STAR Growth's average weekly net asset value. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net asset value of the portion of the investment portfolio managed by it. ALL-STAR Growth also pays the Manager a fee for its administrative services at an annual rate of 0.25% of ALL-STAR Growth's average weekly net asset value. The annual fund management and administrative fees are reduced to 0.5625% and 0. 1 875%, respectively, on average weekly net assets in excess of $125,000,000 up to $250,000,000 and to 0.375% and 0.125%, respectively on average weekly net assets in excess of $250,000,000. The aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.30% of ALL-STAR Growth's average weekly net assets in excess of $125,000,000 up to $250,000,000 and to 0.20% on average weekly net assets in excess of $250,000,000.

Note 3. Securities Transactions

Realized gains and losses are recorded on the identified cost basis for both financial reporting and Federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the year ended December 31, 1995 were $48,226,892 and $35,351,840, of which none and $2,589,789, were U.S. government securities, respectively.

ALL-STAR Growth may enter into repurchase agreements and requires the seller of the instrument to maintain on deposit with ALL-STAR Growth's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. ALL-STAR Growth may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 4. Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

LIBERTY ALL[star]STAR GROWTH FUND, INC.

Independent
Auditors'
Report

[KPMG logo] KPMG Peat Marwick LLP

The Board of Trustees and Shareholders
Liberty ALL-STAR Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Liberty ALL-STAR Growth Fund, Inc. (formerly the Charles Allmon Trust, Inc.) (the Fund) including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights share the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty ALL-STAR Growth Fund, Inc. as of December 31, 1995, and the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
February 16, 1996

Notice of Amendment
to Automatic Dividend
Reinvestment and
Cash Purchase Plan

All Liberty ALL-STAR Growth Fund, Inc. shareholders participating in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan") receive their income dividends and capital gain distributions in additional shares of the Fund rather than in cash. Under the current terms of the Plan, if the market price of the Fund's shares is less than their net asset value, the Fund pays the dividend or distribution in cash, and the Plan agent uses the cash to purchase shares in the open market for the account of the participants in the Plan. Dividends and distributions may be paid in newly issued shares only if the market price of the Fund's shares equals or exceeds their net asset value.

The Board of Directors of the Fund intends to consider declaring future distributions of net realized capital gains payable in newly issued shares valued at the lower of market price or net asset value (but not at a discount of more than 5% from market price), regardless of whether the shares are trading at a discount from net asset value. If the Fund's shares continue to trade at a discount from net asset value, the payment of capital gains distributions in newly issued shares valued at their market price would result in some dilution in net asset value to non-participants in the Plan who receive the distribution in cash. However, to the extent the distribution is paid in shares, the necessity for the Fund's Portfolio Managers to liquidate portfolio holdings at possibly inopportune times to raise cash for capital gain distributions will be reduced, and a decrease in the Fund's total assets, with the attendant loss of economies of scale and increase in the Fund's expense ratio, will be avoided. In declaring any capital gain distribution payable in newly issued shares, the Board would take into consideration the extent to which these and any additional benefits to the Fund and its shareholders may offset the dilution that would be experienced by shareholders who receive the distribution in cash.

The Board of Directors of the Fund has amended the Plan effective June 30, 1996 so as to permit the payment of distributions in newly issued shares at times when the Fund's shares are trading at a discount from their net asset value, in the event that the Board determines to do so as described above. The Board has also amended the Plan to eliminate the requirement that nonparticipants in the Plan receive their distributions in cash in order to permit nonparticipants who do not specifically elect to receive such distributions in cash to receive capital gain distributions in newly issued shares. A copy of the terms and conditions of the Plan as so amended is attached.

The Board of Directors currently intends to declare all dividends of net investment income payable in cash when the shares of the Fund are trading at a discount from their net asset value. Participants in the Plan will continue, as at present, to have such cash dividends reinvested for them in open market purchases by the Plan agent. Net investment income dividends would be declared payable in newly issued shares valued at market price only if the shares of the Fund were trading at a price equal to or above their net asset value.

If you have questions about the foregoing, please call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863).

February, 1996

Terms and Conditions of
Automatic Dividend Reinvestment
and Cash Purchase Plan
(as amended effective June 30, 1996)

1. Each common shareholder of record holding shares of common stock, par value $.10 per share ("Shares"), in Liberty ALL-STAR Growth Fund, Inc. (the "Fund") will automatically be a participant in the Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan") unless the shareholder specifically elects otherwise. All dividends and other distributions of the Fund will be automatically reinvested by State Street Bank and Trust Company ("State Street") as Plan agent, in whole and/or fractional Shares, as the case may be, for the accounts of Plan participants, as hereinafter provided.

2. Whenever the Fund declares a distribution or an income dividend payable in Shares or cash at the option of the shareholders, each participant in the Plan hereby elects to take such distribution or dividend entirely in Shares, and State Street shall automatically receive such shares, including fractions, for his or her account. The number of additional Shares to be credited to the account of each participant in the Plan shall be determined by dividing the dollar amount of the distribution or income dividend payable on his or her Shares by the lower of (i) the market price per Share on the valuation date, or (ii) the net asset value per Share on the valuation date. Shares issued by the Fund will not be issued at a discount of more than 5% from the then current market value of the Shares. The valuation date will be the payable date for such distribution or such prior date as may be determined by the Board of Directors of the Fund.

3. In the event that the Fund declares a distribution or an income dividend payable only in cash, State Street shall apply the amount of such distribution or dividend payable on the Shares of each participant in the Plan (less his or her pro rata share of brokerage commissions incurred with respect to State Street's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Shares for his or her account. Such purchases will be made on or shortly after the payment date for such distribution or dividend, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law.

In the event that, prior to State Street's completion of all such purchases necessary in connection with such distribution or dividend, the market price of a Share equals or exceeds its net asset value, then State Street may cease purchasing Shares and the Fund will issue the remaining Shares necessary for the payment of such distribution or dividend at their net asset value per share, but not at a discount of more than 5% from the then current market value of the Shares.

In a case where, in accordance with the preceding paragraph, State Street has terminated open-market purchases and the Fund has issued the remaining Shares, the number of Shares received by the participants in respect of such distribution or dividend will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issued the remaining Shares.

4. For purposes of the Plan (a) the market price of Shares on a particular date shall be the last sale price on the New York Stock Exchange (the "Exchange") at the close of the trading day on that date or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for Shares on the Exchange on such date, and (b) the net asset value per Share on a particular date shall be as determined by or on behalf of the Fund in the manner described in the Fund's Registration Statement on Form N-2.

5. The open-market purchases provided for above may be made on any securities exchange where the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as State Street shall determine.

6. The entire amount of a participant's dividend or other distribution will be reinvested by State Street in Shares as provided above. For any balance that is insufficient to purchase a whole Share, State Street will credit a participant's account with a fractional Share interest computed to three decimal places. The fractional Share interest is included in all subsequent distributions, and a participant has voting rights on full and fractional Shares acquired under the Plan. However, if a participant's Shares are held by a broker, bank or nominee, any amount not sufficient to purchase a whole share may be credited to a participant's account in lieu of the fractional Share interest.

7. State Street will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by State Street in noncertificated form in the name of the participant and each shareholder's proxy will include those Shares purchased pursuant to the Plan.

8. In the case of shareholders such as banks, brokers or nominees that hold Shares for others who are beneficial owners, State Street will administer the Plan on the basis of the number of Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

9. A participant will be issued a stock certificate for transactions in the Plan only upon written request by the participant for each transaction. Certificates will be issued only for whole Shares.

10. Participants in the Plan have the option of making additional cash payments on a monthly basis for investment in Shares. These payments can be made in any amount from $100 to $3,000. State Street will use all funds received to purchase Shares in the open market on or about the 15th day of each calendar month, and in no event no more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws.

11. Registered shareholders should send voluntary cash payments to State Street in a manner than ensures that State Street will receive these payments approximately 10 days before the next investment date. For shareholders whose Share are held by an institution, the shareholder must send the voluntary cash payment to the institution (bank, broker or nominee), which (as the registered shareholder) will forward the payment to State Street. A participant may withdraw a voluntary cash payment by written notice if the notice is received by State Street at least 48 hours before the payment is to be invested.

12. State Street's fee for handling the reinvestment of dividends and distributions will be paid by the Fund. State Street will charge a $1.25 service fee for each voluntary cash investment. There will be no brokerage charge to shareholders for Shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each participant, however, will pay a pro rata share of brokerage commissions incurred with respect to State Street's open-market purchases in connection with the reinvestment of dividends or distributions as well as from voluntary cash payments.

13. A shareholder may terminate her or his account under the Plan by notifying State Street in writing. Such termination will be effective immediately if notice is received by State Street not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective, with respect to any subsequent dividend or distributions, on the first trading day after the dividend paid for such record date has been credited to the shareholder's account. The Plan may be terminated by State Street or the Fund upon notice in writing mailed to the shareholder at least 90 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination State Street will cause a certificate for the number of full Shares held in the shareholder's Plan account and a check in payment for any fractional Share interest to be delivered to her or him. The payment for the fractional share interest will be valued at the closing price of Shares on the date the discontinuance is effective.

If a shareholder elects by notice to State Street in writing in advance of a termination of the shareholder's account under the Plan to have State Street sell her or his noncertificated Shares credited to the shareholder's account and remit the proceeds to her or him, State Street is authorized to deduct from the proceeds $2.50 per transaction plus the brokerage commissions incurred in connection with such sale.

Terminations in which the shareholder has requested that State Street sell her or his noncertificated Shares will occur on the first trading day of the week immediately following receipt of written notification by State Street. A shareholder may withdraw her or his request to so terminate her or his account by written notice if the notice is received by State Street at least 48 hours before the account is to be terminated.

14. These terms and conditions may be amended or supplemented by State Street or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the shareholder appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the shareholder unless, prior to the effective date thereof, State Street receives written notice of the termination of the shareholder account under the Plan. Subject to approval of the Fund's Board of Directors, any such amendment may include an appointment of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by State Street under these terms and conditions.

LIBERTY ALL*STAR GROWTH FUND, INC.

Tax
Information
(unaudited)


All 1995 distributions whether received in cash or shares of ALL-STAR Growth consist of the following: (1) ordinary dividend income and (2) long-term capital gains distributions.

Below is a table which details the portion of each 1995 distribution for Federal income tax purposes.

For Corporate Shareholders

16% of the income dividends qualify for the 70% dividend received deduction available for corporations for the year ended December 31, 1 995.

TAX STATUS OF 1995 DISTRIBUTIONS

                              ORDINARY INCOME
                              Net        Short-term   Long-term
Date           Amount      Investment     Capital      Capital
Paid          Per Share      Income        Gains        Gains

06/23/95      $0.1575       97.08%          --           2.92%

01/05/96       0.60         25.83          2.12%        72.05

                       THIS PAGE INTENTIONALLY LEFT BLANK

LIBERTY ALL*STAR GROWTH FUND, INC.

New York Stock Exchange Trading Symbol: ASG

Fund Manager
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
1-617-722-6036

Independent Auditors
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts 02110

Custodian
Boston Safe Deposit & Trust Company
One Cabot Road
Medford, Massachusetts 02155

Investor Assistance,
Transfer and Dividend
Disbursing Agent and Registrar
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts 02266-8200
1-800-LIB-FUND [1-800-542-3863]

Legal Counsel
Bingham, Dana & Gould
150 Federal Street
Boston, Massachusetts 02110

Directors
Robert J. Birnbaum*
Richard R. Christensen
James E. Grinnell*
Richard W. Lowry*

Officers
Richard R. Christensen, Chairman and Chief
 Executive Officer
William R. Parmentier, Jr., President
Peter L. Lydecker, Treasurer and Controller
John L. Davenport, Secretary

*Member of the audit committee.

[Liberty 'Statue of Liberty' logo]

Printed with Soybean Inks

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